                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the
undersigned,  Robert R. Galvin, Chief Financial Officer of NuCO2 Inc., a Florida
corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual  Report on Form 10-K for the fiscal  year ended June 30,  2006 of the
Company (the "Report") fully complies with the  requirements of section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                                  /s/ Robert R. Galvin
                                                  ------------------------------
                                                  Robert R. Galvin
                                                  Chief Financial Officer
                                                  September 13, 2006